UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 29, 2009 (October 26, 2009)

Farmers Capital Bank Corporation
(Exact Name of Registrant as Specified in Charter)

Kentucky                                 0-14412                                61-1017851
            (State or Other Jurisdiction                          (Commission                                   (IRS Employer
                   of Incorporation)                                      File Number)                                 Identification No.)

P.O. Box 309, Frankfort, KY 40602
 (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number including area code: (502) 227-1668

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

|_|   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_|   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
       (17 CFR 240.14d-2(b))

|_|   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
      (17 CFR 240.13e-4(c))

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

(a)           On October 26, 2009, as a housekeeping matter, the Board of Directors (the “Board”) of Farmers Capital Bank Corporation (the “Company”) approved a technical amendment to the Amended and Restated Bylaws (the “Bylaws”) of the Company, respecting the rules governing board committees.

The preceding summary is not intended to be complete and is qualified in its entirety by reference to the full text of the amendment to the Bylaws, a copy of such text being attached hereto as Exhibit 3.2 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) The following exhibit is included with this report:

Exhibit No.   Exhibit Description

3.2	Amendment to the Amended and Restated Bylaws of Farmers Capital Bank Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                FARMERS CAPITAL BANK CORPORATION

Date:        10-29-09                                  By: /s/ Doug Carpenter
                                                                  Name:   C. Douglas Carpenter
                                                                  Title:     Chief Financial Officer, Senior Vice President and Secretary